UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2015

ECOLAB INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  1-800-232-6522

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Ecolab’s Annual Meeting of Stockholders was held on May 7, 2015.  A copy of the News Release issued by Ecolab in connection with this report under Item 5.07 is attached as Exhibit (99.1).

At the meeting, 88% of the outstanding shares of our voting shares were represented in person or by proxy.  The first proposal voted upon was the election of 16 Directors for a one-year term ending at the annual meeting in 2016. The 16 persons nominated by our Board of Directors received the following votes and were elected:

	For	Against	Abstain	Broker Non-Votes
Douglas M. Baker, Jr.	231,742,939	7,754,897	2,217,007	20,656,661
Barbara J. Beck	240,686,072	774,399	254,372	20,656,661
Leslie S. Biller	236,429,820	5,008,202	276,821	20,656,661
Carl M. Casale	240,242,887	1,155,419	316,537	20,656,661
Stephen I. Chazen	240,284,866	1,150,226	279,751	20,656,661
Jeffrey M. Ettinger	238,784,253	2,610,111	320,479	20,656,661
Jerry A. Grundhofer	234,830,084	6,448,221	436,538	20,656,661
Arthur J. Higgins	240,514,125	927,674	273,044	20,656,661
Joel W. Johnson	236,847,747	4,458,451	408,625	20,656,681
Michael Larson	227,136,118	14,293,744	284,981	20,656,661
Jerry W. Levin	235,221,268	6,085,040	408,535	20,656,661
Robert L. Lumpkins	236,727,427	4,581,132	406,284	20,656,661
Tracy B. McKibben	240,509,837	936,303	268,703	20,656,661
Victoria J. Reich	241,015,659	431,017	268,167	20,656,661
Suzanne M. Vautrinot	240,917,277	515,993	281,573	20,656,661
John J. Zillmer	240,543,477	912,109	259,257	20,656,661

The second proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.  The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non- Votes
257,776,035	4,059,066	536,404	0

The third proposal was an advisory vote to approve the compensation of the executives disclosed in the Proxy Statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non- Votes
235,891,848	5,086,300	736,695	20,656,661

The fourth proposal was a stockholder proposal requesting an independent board chair. The proposal received the following votes and was not approved:

For	Against	Abstain	Broker Non- Votes
37,497,867	170,480,509	33,736,467	20,656,661

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

(99.1)         Ecolab Inc. News Release dated May 7, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 8, 2015	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing
(99.1)	Ecolab Inc. News Release dated May 7, 2015.	Filed herewith electronically.